                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


                               October 16, 1997
                       ---------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)

                                  TOPRO, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Colorado                         0-19167                 84-1042227
-------------------------------           -----------           ----------------
(State or other jurisdiction of           (Commission           (I.R.S. Employer
 incorporation or organization)            File No.)               I.D. Number)

2525 West Evans Avenue, Denver, Colorado                              80219
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(Address of principal executive offices)                            (zip code)

                                (303) 935-1221
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

     On October 16, 1997 the Company announced on-time completion of the initial production run of its Plant Y2K One-TM- product. The Company's Press Release dated October 16, 1997, which is filed as Exhibit 20.1 hereto, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits. The following exhibit is filed with this Report:

             20.1 Press Release dated October 16, 1997



                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            Topro, Inc.


Date: October 16, 1997                      By: /s/ John Jenkins
      ----------------                          -------------------------------
                                                John Jenkins, President and CEO